EXHIBIT 99.1

                                 EXHIBIT A

                           JOINT FILING AGREEMENT


The undersigned agree that the foregoing Statement on Schedule 13D is being filed with the Commission on behalf of each of the undersigned pursuant to Rule 13d-1(f).

Dated:   May 9, 2001


                                   THE MICHAEL S. EGAN LIVING TRUST

                                   By: /s/ Michael S. Egan
                                      -------------------------------------
                                   Name:   Michael S. Egan
                                          ---------------------------------
                                   Title:  Trustee


                                   THE MICHAEL S. EGAN GRANTOR RETAINED
                                   ANNUITY TRUST FOR SARAH EGAN MOONEY

                                   By: /s/ Michael S. Egan
                                      -------------------------------------
                                   Name:   Michael S. Egan
                                          ---------------------------------
                                   Title:  Trustee


                                   THE MICHAEL S. EGAN GRANTOR RETAINED
                                   ANNUITY TRUST FOR ELIZA SHENNERS EGAN

                                   By: /s/ Michael S. Egan
                                      -------------------------------------
                                   Name:   Michael S. Egan
                                          ---------------------------------
                                   Title:  Trustee


                                   THE MICHAEL S. EGAN GRANTOR RETAINED
                                   ANNUITY TRUST FOR CATHERINE LEWIS EGAN

                                   By: /s/ Michael S. Egan
                                      -------------------------------------
                                   Name:   Michael S. Egan
                                          ---------------------------------
                                   Title:  Trustee


                                   THE MICHAEL S. EGAN GRANTOR RETAINED
                                   ANNUITY TRUST FOR TEAGUE MICHAEL THOMAS EGAN

                                   By: /s/ Michael S. Egan
                                      -------------------------------------
                                   Name:   Michael S. Egan
                                          ---------------------------------
                                   Title:  Trustee


                                   THE MICHAEL S. EGAN GRANTOR RETAINED
                                   ANNUITY TRUST FOR RILEY MARTIN MICHAEL EGAN

                                   By: /s/ Michael S. Egan
                                      -------------------------------------
                                   Name:   Michael S. Egan
                                          ---------------------------------
                                   Title:  Trustee


                                   THE 110 GROUP TRUST

                                   By: /s/ S. Jacqueline Egan
                                      -------------------------------------
                                   Name:   S. Jacqueline Egan
                                          ---------------------------------
                                   Title:  Trustee


                                   MICHAEL S. EGAN

                                   By: /s/ Michael S. Egan
                                      -------------------------------------
                                   Name:   Michael S. Egan
                                          ---------------------------------
                                   Title:  Trustee